UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2009
MACKINAC FINANCIAL CORPORATION
(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)
(Exact name of registrant as specified in its charter)

MICHIGAN	0-20167	38-2062816

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN      49854
(Address of principal executive offices)           (Zip Code)
Registrant’s telephone number, including area code: (888) 343-8147
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 30, 2009, Registrant issued a press release announcing its results of operations for the three months ended March 31, 2009 and Statement of Financial Condition as of March 31, 2009. The press release is attached as Exhibit No. 99 and incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
The following exhibits are furnished herewith:

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99	Press Release of Mackinac Financial Corporation dated April 30, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION
Date: April 30, 2009	By:	/s/ Ernie R. Krueger
Ernie R. Krueger
EVP/CFO

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99	Press Release April 30, 2009